SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2007

RUBIO’S RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(760) 929-8226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Dan Pittard, the President and Chief Executive Officer of Rubio’s Restaurants, Inc. (the “Company”), and Frank Henigman, the Chief Financial Officer of the Company, will be making one-on-one presentations to potential investors in San Francisco on October 18, 2007 and in Detroit, Cleveland, Milwaukee and Chicago on October 24 and 25, 2007. A copy of Mr. Pittard’s and Mr. Henigman’s presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, this information, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	99.1	Presentation provided to potential investors in San Francisco on October 18, 2007 and in Detroit, Cleveland, Milwaukee and Chicago on October 24 and 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 18, 2007

RUBIO’S RESTAURANTS, INC.

By: /s/ Frank Heningman
Frank Henigman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation provided to potential investors in San Francisco on October 18, 2007 and in Detroit, Cleveland, Milwaukee and Chicago on October 24 and 25, 2007.